EXHIBIT 10.1

THIRD SUPPLEMENTAL INDENTURE
Dated as of March 27, 2015
Among
LIVE NATION ENTERTAINMENT, INC.,

COUNTRY NATION, LLC,
The Existing Guarantors Party Hereto
And
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

THIS THIRD SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”), entered into as of March 27, 2015, among LIVE NATION ENTERTAINMENT, INC., a Delaware corporation (the “Issuer”), the guarantors listed in Appendix I attached hereto (the “Existing Guarantors”), COUNTRY NATION, LLC, a Delaware limited liability company (the “New Guarantor,” and together with the Existing Guarantors, the “Guarantors”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee (the “Trustee”).
RECITALS
WHEREAS, the Issuer, the Existing Guarantors and the Trustee are parties to an Indenture, dated as of May 23, 2014, as supplemented by the First Supplemental Indenture, dated as of August 27, 2014 and the Second Supplemental Indenture, dated as of October 31, 2014 (as so supplemented, the “Indenture”), relating to the Issuer’s 5.375% Senior Notes due 2022 (the “Notes”);
WHEREAS, Section 4.13 of the Indenture requires the Issuer to cause each Domestic Subsidiary that is not a Guarantor under the Notes but becomes a guarantor under a Credit Facility to execute and deliver to the Trustee a supplemental indenture pursuant to which such Domestic Subsidiary shall unconditionally guarantee all of the Issuer’s obligations under the Indenture and the Notes;
WHEREAS, the Issuer desires to amend the Notes pursuant to Section 9.01 of the Indenture to reflect the addition of the New Guarantor;
WHEREAS, pursuant to Section 9.01 of the Indenture, the Issuer, the Guarantors and the Trustee can execute this Third Supplemental Indenture without the consent of holders;
WHEREAS, all things necessary have been done to make this Third Supplemental Indenture, when executed and delivered by the Issuer and the Guarantors, the legal, valid and binding agreement of the Issuer and the Guarantors, in accordance with its terms; and
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Third Supplemental Indenture hereby agree as follows:
ARTICLE I
Section 1.1    Capitalized Terms. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.
Section 1.2    Agreement to Guarantee. The New Guarantor hereby agrees to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture. From and after the date hereof, the New Guarantor shall be a Guarantor for all purposes under the Indenture and the Notes.
Section 1.3    Incorporation of Terms of Indenture. The obligations of the New Guarantor under the Guarantee shall be governed in all respects by the terms of the Indenture and shall constitute a Guarantee thereunder. The New Guarantor shall be bound by the terms of the Indenture as they relate to the Guarantee.

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ARTICLE II
Section 2.1    Amendment of the Notes. Any corresponding provisions reflected in the Notes shall also be deemed amended in conformity herewith.
Section 2.2    Effectiveness of Amendments. This Third Supplemental Indenture shall be effective upon execution hereof by the Issuer, the Guarantors and the Trustee.
Section 2.3    Interpretation; Severability. The Indenture shall be modified and amended in accordance with this Third Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Third Supplemental Indenture will control. The Indenture, as modified and amended by this Third Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every holder of Notes. In case of conflict between the terms and conditions contained in the Notes and those contained in the Indenture, as modified and amended by this Third Supplemental Indenture, the provisions of the Indenture, as modified by this Third Supplemental Indenture, shall control. In case any provision in this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 2.4    Governing Law. This Third Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.
Section 2.5    Counterparts. This Third Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.
Section 2.6    Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction hereof.
Section 2.7    Trustee. The recitals contained herein are made by the Issuer and the Guarantors, and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Third Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee under this Third Supplemental Indenture.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first above written.
LIVE NATION ENTERTAINMENT, INC.,
as Issuer
By:     /s/ Kathy Willard
Name:    Kathy Willard
Title:    Executive Vice President, Chief Financial Officer
and Assistant Secretary

COUNTRY NATION, LLC,
as New Guarantor

By:     /s/ Kathy Willard
Name:    Kathy Willard
Title:    Chief Financial Officer and Assistant Secretary

Signature Page to Third Supplemental Indenture

CONNECTICUT PERFORMING ARTS PARTNERS

By:    NOC, INC., a general partner

By:    /s/ Kathy Willard
Name:    Kathy Willard
Title:    President, Chief Financial Officer
and Assistant Secretary

By:	CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION, a general partner

By:    /s/ Kathy Willard
Name:    Kathy Willard
Title:    President, Chief Financial Officer
and Assistant Secretary

BIGCHAMPAGNE, LLC

By:    TICKETMASTER L.L.C,
its sole member

By:    /s/ Michael Rowles
Name:    Michael Rowles
Title:    Executive Vice President, General Counsel
and Secretary

Signature Page to Third Supplemental Indenture

EVENING STAR PRODUCTIONS, INC.
EVENT MERCHANDISING INC.
FLMG HOLDINGS CORP.
LIVE NATION LGTOURS (USA), LLC
LIVE NATION USHTOURS (USA), LLC
MICROFLEX 2001 LLC
NEW YORK THEATER, LLC
SHORELINE AMPHITHEATRE, LTD.
TICKETMASTER ADVANCE TICKETS, L.L.C.
TICKETMASTER CHINA VENTURES, L.L.C.
TICKETMASTER EDCS LLC
TICKETMASTER-INDIANA, L.L.C.
TICKETMASTER L.L.C.
TICKETWEB, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard
Title:    Executive Vice President, Chief Financial Officer
    and Assistant Secretary

Signature Page to Third Supplemental Indenture

HOB BOARDWALK, INC.
HOB CHICAGO, INC.
HOB ENTERTAINMENT, LLC
HOB PUNCH LINE S.F. CORP.
HOUSE OF BLUES ANAHEIM RESTAURANT CORP.
HOUSE OF BLUES CLEVELAND, LLC
HOUSE OF BLUES CONCERTS, INC.
HOUSE OF BLUES DALLAS RESTAURANT CORP.
HOUSE OF BLUES HOUSTON RESTAURANT CORP.
HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.
HOUSE OF BLUES LOS ANGELES RESTAURANT CORP.
HOUSE OF BLUES MYRTLE BEACH
RESTAURANT CORP.
HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.
HOUSE OF BLUES ORLANDO RESTAURANT CORP.
HOUSE OF BLUES RESTAURANT HOLDING CORP.
HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.
LIVE NATION CHICAGO, INC.
LIVE NATION CONCERTS, INC.
LIVE NATION MID-ATLANTIC, INC.

By:    /s/ Michael Rowles
Name:    Michael Rowles
Title:    President

HOUSE OF BLUES SAN DIEGO, LLC

By:    /s/ Kathy Willard
Name:    Kathy Willard
Title:    Executive Vice President and Chief Accounting Officer

HARD EVENTS LLC
LIVE NATION BOGART, LLC
LIVE NATION – HAYMON VENTURES, LLC
LN ACQUISITION HOLDCO LLC
MICHIGAN LICENSES, LLC
TICKETSTODAY, LLC
WILTERN RENAISSANCE LLC

By:    LIVE NATION WORLDWIDE, INC.,
its sole member

By:    /s/ Kathy Willard
Name:    Kathy Willard
Title:    President, Chief Financial Officer
    and Assistant Secretary

Signature Page to Third Supplemental Indenture

ARTIST NATION MANAGEMENT, INC.
FRONT LINE MANAGEMENT GROUP, INC.
GUYO ENTERTAINMENT, INC.
ILA MANAGEMENT, INC.
LIVE NATION MERCHANDISE, INC.
LIVE NATION MTOURS (USA), INC.
LIVE NATION STUDIOS, LLC
LIVE NATION TICKETING, LLC
LIVE NATION TOURING (USA), INC.
LIVE NATION UTOURS (USA), INC.
MORRIS ARTISTS MANAGEMENT LLC
REIGNDEER ENTERTAINMENT CORP.
SPALDING ENTERTAINMENT, LLC
TNA TOUR II (USA) INC.
VECTOR MANAGEMENT LLC
VECTOR WEST, LLC
VIP NATION, INC.

By:    /s/ Michael Rowles
Name:    Michael Rowles
Title:    Executive Vice President,
General Counsel and Assistant Secretary

BILL GRAHAM ENTERPRISES, INC.
CELLAR DOOR VENUES, INC.
COBB’S COMEDY INC.
CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION
CONNECTICUT PERFORMING ARTS, INC.
EXMO, INC.
FILLMORE THEATRICAL SERVICES
HOB MARINA CITY, INC.
IAC PARTNER MARKETING, INC.
LIVE NATION MARKETING, INC.
LIVE NATION VENTURES, INC.
LIVE NATION WORLDWIDE, INC.
NOC, INC.
THE V.I.P. TOUR COMPANY
TICKETMASTER NEW VENTURES HOLDINGS, INC.
TICKETSNOW.COM, INC.
TM VISTA, INC.
TNOW ENTERTAINMENT GROUP, INC.

By:    /s/ Kathy Willard
Name:    Kathy Willard
Title:    President, Chief Financial Officer
and Assistant Secretary

Signature Page to Third Supplemental Indenture

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Jonathan Glover
Name: Jonathan Glover

Title: Vice President

Signature Page to Third Supplemental Indenture

APPENDIX I
Existing Guarantors
ARTIST NATION MANAGEMENT, INC.,
BIGCHAMPAGNE, LLC,
EXMO, INC.
FLMG HOLDINGS CORP.,
GUYO ENTERTAINMENT, INC.
IAC PARTNER MARKETING, INC.,
MICROFLEX 2001 LLC,
TICKETMASTER ADVANCE TICKETS, L.L.C.,
TICKETMASTER CHINA VENTURES, L.L.C.,
TICKETMASTER EDCS LLC,
TICKETMASTER L.L.C.,
TICKETMASTER NEW VENTURES HOLDINGS, INC.,
TICKETMASTER-INDIANA, L.L.C.,

TICKETSTODAY, LLC
TM VISTA INC.,
THE V.I.P. TOUR COMPANY,
TICKETSNOW.COM, INC.,
TNOW ENTERTAINMENT GROUP, INC.,
TICKETWEB, LLC,
FRONT LINE MANAGEMENT GROUP, INC.,
ILA MANAGEMENT, INC.,
MORRIS ARTISTS MANAGEMENT LLC,
REIGNDEER ENTERTAINMENT CORP.

Appendix I

SPALDING ENTERTAINMENT, LLC,
VECTOR MANAGEMENT LLC,
VECTOR WEST, LLC,
VIP NATION, INC.,
BILL GRAHAM ENTERPRISES, INC.,
CELLAR DOOR VENUES, INC.,
COBB’S COMEDY INC.,
CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION,
CONNECTICUT PERFORMING ARTS, INC.,
CONNECTICUT PERFORMING ARTS PARTNERS,
EVENING STAR PRODUCTIONS, INC.,
EVENT MERCHANDISING INC.,
FILLMORE THEATRICAL SERVICES,
HARD EVENTS LLC
HOB BOARDWALK, INC.,
HOB CHICAGO, INC.,
HOB ENTERTAINMENT, LLC,
HOB MARINA CITY, INC.,
HOB PUNCH LINE S.F. CORP.
HOUSE OF BLUES ANAHEIM RESTAURANT CORP.,
HOUSE OF BLUES CLEVELAND, LLC,
HOUSE OF BLUES CONCERTS, INC.,
HOUSE OF BLUES DALLAS RESTAURANT CORP.,
HOUSE OF BLUES HOUSTON RESTAURANT CORP.,

Appendix I

HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.,
HOUSE OF BLUES LOS ANGELES RESTAURANT CORP.,
HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.,
HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.,
HOUSE OF BLUES ORLANDO RESTAURANT CORP.,
HOUSE OF BLUES RESTAURANT HOLDING CORP.,
HOUSE OF BLUES SAN DIEGO, LLC,
HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.,
LIVE NATION BOGART, LLC
LIVE NATION CHICAGO, INC.
LIVE NATION CONCERTS, INC.
LIVE NATION – HAYMON VENTURES, LLC
LIVE NATION LGTOURS (USA), LLC,
LIVE NATION MARKETING, INC.,
LIVE NATION MERCHANDISE, INC.,
LIVE NATION MID-ATLANTIC, INC.,
LIVE NATION MTOURS (USA), INC.,
LIVE NATION STUDIOS, LLC,
LIVE NATION TICKETING, LLC,
LIVE NATION TOURING (USA), INC.,
LIVE NATION USHTOURS (USA), LLC,
LIVE NATION UTOURS (USA), INC.,

Appendix I

LIVE NATION VENTURES, INC.,
LIVE NATION WORLDWIDE, INC.,
LN ACQUISITION HOLDCO LLC,
MICHIGAN LICENSES, LLC,
NEW YORK THEATER, LLC,
NOC, INC.,
SHORELINE AMPHITHEATRE, LTD.,
TNA TOUR II (USA) INC.,
WILTERN RENAISSANCE LLC

Appendix I